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                         Supplement dated March 29, 2002
                     To the Prospectus dated October 1, 2001
                           Of ISI STRATEGY FUND SHARES
                      (A Class of ISI Strategy Fund, Inc.)


The Prospectus dated October 1, 2001 of ISI Strategy Fund Shares (a Class of ISI Strategy Fund, Inc.) is hereby amended and supplemented by the following:

The third paragraph under the "Objective and Strategies" heading in the section entitled "Investment Summary" is replaced with the following paragraph:

         Los Angeles Capital Management and Equity Research Inc., the Fund's investment sub-advisor ("LA Capital" or the "Sub-Advisor"), selects the Fund's equity investments with a quantitative model that seeks to capture an enhanced return for the broad U.S. equity market as represented by the Wilshire 5000 Index ("Wilshire 5000"). Using this model, LA Capital selects a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Index plus 1-2%, with volatility that, from time to time, may exceed that of the Index.


The paragraph under the "Investment Objective, Policies and Risk Considerations" in the section entitled "Investment Program" beginning "In managing the common stocks in the Fund's portfolio. . ." is replaced with the following:

         In managing the common stocks in the Fund's portfolio, the Sub-Advisor will attempt to capture an enhanced return for the broad U.S. equity market as represented by the Wilshire 5000. To accomplish this, LA Capital uses a quantitative model to select a sampling of the stocks contained in the Wilshire 5000. With this model, LA Capital constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble those of the Wilshire 5000, but, where the model suggests, LA Capital slightly varies sector weightings in a effort to provide enhanced returns. Therefore, LA Capital seeks performance for the Fund's equity portfolio that approximately resembles that of the Wilshire 5000, plus 1-2%, with volatility that, from time to time, may exceed that of the Index. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.


The section entitled "Investment Advisor and Sub-Advisor" is replaced with the following:

INVESTMENT ADVISOR AND SUB-ADVISOR

         International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. On March 27, 2002, the Board of Directors approved the change of investment sub-advisor from Wilshire Associates Incorporated to Los Angeles Capital Management and Equity Research, Inc. ("LA Capital" or the "Sub-Advisor"), effective March 29, 2002. As of August 31, 2001, the Advisor had approximately $750 million under management. ISI also acts as investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end investment companies with approximately $516 million in net assets as of August 31, 2001. LA Capital is a registered investment advisor with approximately $2.7 billion in assets under management as of March 29, 2002.

         As compensation for its services for the fiscal year ended May 31, 2001, ISI received from the Fund a fee equal to $6,731 (net of fee waivers) of the Fund's average daily net assets. ISI compensated Wilshire Associates Incorporated out of its advisory fee or from its own resources through March 28, 2002. As of March 29, 2002, ISI will compensate LA Capital out of its advisory fee or from its own resources.

         The Advisor has contractually agreed to reduce its annual fee and reimburse expenses if necessary, so that the Fund's total annual fund operating expenses do not exceed 1.30% of average daily net assets. This agreement will continue until at least September 30, 2002 and may be extended.

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Portfolio Managers

         The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI, and Thomas D. Stevens and David R. Borger of LA Capital.

         Mr. Hyman, Chairman of the Fund since its inception and Chairman of ISI since 1991, is responsible for developing the forecasts and economic analysis on which the allocation strategy and the selection of investments in the Fund's portfolio of U.S. Treasury securities are based (see the section entitled "Investment Program"). Before joining ISI in 1991, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical "Institutional Investor," which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 21 years.

         Mr. Medaugh, President of the Fund since its inception and President of ISI since 1991, is responsible for executing the allocation strategy as well as the day-to-day management of the Fund's portfolio of U.S. Treasury securities. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

         Mr. Stevens and Mr. Borger have shared responsibility for managing the Fund's portfolio of common stocks since the Fund's inception.

         Mr. Stevens, a Vice President of the Fund, is the Chairman and Principal of LA Capital. Prior to March 29, 2002, he served as a Senior Managing Director and Principal of Wilshire and Chief Investment Officer of Wilshire Asset Management ("WAM"), a division of Wilshire, for six years, and began employment with Wilshire in 1980. Prior to joining Wilshire, Mr. Stevens was a portfolio manager and analyst at the National Bank of Detroit.

         Mr. Borger is the Director of Research and Principal of LA Capital. Prior to March 29, 2002, he served as a Managing Director and Principal of Wilshire and Director of Research at WAM for six years, and began employment with Wilshire in 1986. Before joining Wilshire, he was a Vice President and Chief of Quantitative Investment Methods at the National Bank of Detroit, where he managed an equity index fund.


The following replaces the "Sub-Advisor" section of the Service Provider page:

                                   Sub-Advisor
            LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.
                       11150 Santa Monica Blvd., Suite 200
                              Los Angeles, CA 90025






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